MUNIYIELD
FUND, INC.



FUND LOGO



Semi-Annual Report

April 30, 2000



MuniYield Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MUNIYIELD FUND, INC.


The Benefits and
Risks of
Leveraging

MuniYield Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.



MuniYield Fund, Inc., April 30, 2000


TO OUR SHAREHOLDERS

For the six-month period ended April 30, 2000, the Common Stock of MuniYield Fund, Inc. earned $0.436 per share income dividends, which included earned and unpaid dividends of $0.071. This represents a net annualized yield of 6.75%, based on a month-end per share net asset value of $12.95. Over the same period, the total investment return on the Fund's Common Stock was +1.71%, based on a change in per share net asset value from $13.21 to $12.95, and assuming reinvestment of $0.441 per share income dividends.

For the six-month period ended April 30, 2000, the Fund's Auction
Market Preferred Stock had an average yield as follows: Series A, 3.95%; Series B, 4.14%; Series C, 3.64%; Series D, 3.66%; and Series E, 3.90%.

The Municipal Market Environment
Since October 1999 through mid-January 2000, fixed-income bond yields rose steadily higher. US economic growth, in part intensified by Year 2000 preparations, grew at a 7.3% rate in the fourth quarter of 1999 and at a 4.2% annual rate for all of 1999. Initial estimates for the first quarter of 2000 were reported at 5.4%. However, despite these significant growth rates, no price measure indicator has shown any considerable signs of future price pressures at the consumer level, despite the lowest unemployment rates since January 1970. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in November 1999 and again in February and March 2000. In each instance, the Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. By mid-January 2000, US Treasury bond yields rose 60 basis points (0.60%) to 6.75%. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose approximately 20 basis points to 6.35%.

Since mid-January, fixed-income markets have largely ignored strong economic fundamentals and concentrated on very positive technical supply factors. Declining bond issuance, both current, and more importantly, expected future issuance, helped push bond yields lower from mid-January to mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the number of issues to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses would allow the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer-term maturity sectors. Both these actions would result in a significant reduction in the outstanding supply of long-term US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined over 100 basis points to 5.67%. However, bond yields rose somewhat during the last two weeks of the period as economic statistics were released, indicating that the economic strength seen in late 1999 was continuing into early 2000. The decline in long-term US Treasury bond yields resulted in an inverted taxable yield curve as short-term and intermediate-term interest rates have not fallen proportionately since the Federal Reserve Board is expected to continue to raise short-term interest rates. The current inversion has had much more to do with debt reduction and Treasury buybacks than with investor expectations of slower economic growth. Over the last six months, long-term US Treasury bond yields have fallen almost 20 basis points to close the six-month period ended April 30, 2000 at 5.96%.

Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Since their recent peak in January 2000, long-term municipal bond yields declined over 25 basis points to finish the six-month period ended April 30, 2000 at 6.07%. During the last six months, municipal bond yields declined just 10 basis points overall.

The relative underperfomance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $203 billion in new long-term municipal securities was issued, a decline of almost 25% compared to the same period a year earlier. For the six months ended April 30, 2000, approximately $90 billion in new tax-exempt bonds was underwritten, a decline of more than 25% compared to the same period in 1999. Although investors received over $30 billion in coupon payments, bond maturities, and the proceeds from early bond redemptions, coupled with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last four months, tax-exempt mutual funds have had net redemptions of more than $8 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90% found other asset classes even more attractive. Even with a favorable supply position, tax-exempt municipal bond yields have underperformed their taxable counterparts.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. The recent declines in US home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Portfolio Strategy
As a result of significant volatility in the fixed-income market during the six-month period ended April 30, 2000, we turned our efforts toward reducing the Fund's sensitivity to interest rate fluctuations. We sought to insulate the Fund from some of the market volatility while still delivering an attractive and stable monthly dividend income.

In order to do this, we kept our cash reserves to a minimum. By keeping the Fund fully invested, we had to take other necessary measures to achieve our investment goal. During recent months, we began restructuring the Fund by shortening the average portfolio maturity without significantly impacting the dividend stream. We reduced many of the Fund's more interest rate-sensitive holdings. Typically, these securities possess long maturity dates that were issued in a lower interest rate environment and, consequently, trade at steep discounts to their face value. The volatility inherent in this structure rendered it unsuitable for our investment strategy moving forward, and we reduced these holdings. We reinvested the proceeds from these sales in bonds that are less prone to interest rate volatility. By investing in bonds possessing maturities of 15 years - 20 years, we may be able to avoid much of the volatility inherent in longer-dated bonds while still capturing approximately 90% of their yield.


MuniYield Fund, Inc., April 30, 2000


The high-yield sector of the tax-exempt market remained an integral component of our investment strategy, particularly within our efforts to insulate the Fund from market volatility without sacrificing income. Credit spreads widened considerably in recent months and presented an attractive opportunity to lock in favorable yields on selected issues. Corporate-related debt continued to offer good value, and we believe this sector still warrants a significant allocation of the Fund's assets. We remained cautious with regard to the healthcare industry as poor liquidity and adverse credit fundamentals largely offset what appeared to be attractive valuations.

The Fund's cost of borrowing increased somewhat in recent months as short-term tax-exempt interest rates rose along with the adjustment evident in the taxable market. Long-term tax-exempt interest rates have actually declined modestly, causing the municipal yield curve to flatten. While this flattening has reduced the incremental yield enhancement resulting from leveraging the Fund's Common Stock, it is important to note that in contrast to the inverted shape of the US Treasury yield curve, the municipal yield curve remained positively sloped. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) Historical analysis of the municipal yield curve demonstrates this resiliency throughout a number of economic cycles. Furthermore, a portion of the recent adjustment in short-term interest rates is attributable to seasonal tax-related factors and, based on historical experience, should be regarded as temporary. Nonetheless, it is likely that the Fund's borrowing costs will remain under pressure while the Federal Reserve Board pursues its current monetary policy.

In Conclusion
We appreciate your ongoing interest in MuniYield Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



May 25, 2000



PROXY RESULTS

During the six-month period ended April 30, 2000, MuniYield Fund, Inc.'s Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on April 27, 2000. The description of each proposal and number of shares voted are as follows:

                                                                                    Shares Voted                Shares Withheld
                                                                                        For                       From Voting
1. To elect the Fund's Board of Directors:   Terry K. Glenn                          23,016,903                     367,465
                                             Herbert I. London                       22,994,012                     390,356
                                             Andre F. Perold                         22,994,194                     390,174
                                             Roberta Cooper Ramo                     22,990,818                     393,550
                                             Arthur Zeikel                           22,973,693                     410,675

                                                                                   Shares Voted   Shares Voted   Shares Voted
                                                                                        For          Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors.                                                             23,074,712      103,826        205,830


During the six-month period ended April 30, 2000, MuniYield Fund,
Inc.'s Preferred Stock shareholders (Series A, B, C, D and E) voted on the following proposals. The proposals were approved at a shareholders' meeting on April 27, 2000. The description of each proposal and number of shares voted are as follows:

                                                                                   Shares Voted                 Shares Withheld
                                                                                        For                       From Voting
1. To elect the Portfolio's Board of Directors: Terry K. Glenn,
   James H. Bodurtha, Herbert I. London, Joseph L. May,
   Andre F. Perold, Roberta Cooper Ramo and Arthur Zeikel
   as follows:                               Series A                                    1,694                            0
                                             Series B                                      810                            9
                                             Series C                                    1,286                            1
                                             Series D                                      994                            4
                                             Series E                                    2,281                            0

                                                                                   Shares Voted   Shares Voted   Shares Voted
                                                                                        For          Against        Abstain
2. To select Deloitte & Touche LLP as the Fund's
   independent auditors as follows:          Series A                                    1,692             2              0
                                             Series B                                      810             9              0
                                             Series C                                    1,286             0              1
                                             Series D                                      994             0              4
                                             Series E                                    2,281             0              0



PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT            Alternative Minimum Tax
               (subject to)
COP            Certificates of Participation
EDA            Economic Development Authority
GO             General Obligation Bonds
HDA            Housing Development Authority
HFA            Housing Finance Agency
IDA            Industrial Development Authority
IDB            Industrial Development Board
IDR            Industrial Development Revenue Bonds
PCR            Pollution Control Revenue Bonds
RITR           Residual Interest Trust Receipts
S/F            Single-Family
VRDN           Variable Rate Demand Notes



MuniYield Fund, Inc., April 30, 2000


SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
                S&P       Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                                 Value
Alabama--0.8%   A1        VMIG1++  $6,300   Columbia, Alabama, IDB, PCR, Refunding (Alabama Power
                                            Company Project), VRDN, Series A, 5.40% due 5/01/2022 (a)           $  6,300


Alaska--0.7%    NR*       NR*       5,050   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                            (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024               4,917

Arizona--6.7%                               Arizona Health Facilities Authority Revenue Bonds (Catholic
                                            Healthcare West), Series A:
                BBB+      Baa1      9,430    6.125% due 7/01/2009                                                  9,259
                BBB+      Baa1      6,390    6.625% due 7/01/2020                                                  6,254

                AAA       Aaa       1,460   Arizona State Wastewater Management Authority, Wastewater
                                            Treatment Financial Assistance Revenue Bonds, Series A, 5.60%
                                            due 7/01/2006 (b)(c)                                                   1,524

                                            Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                            Refunding (Public Service Company of New Mexico Project),
                                            Series A:
                BBB-      Baa3      5,475    5.75% due 11/01/2022                                                  4,863
                BBB-      Baa3      9,000    6.30% due 12/01/2026                                                  8,641

                                            Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                            Bonds (America West Airlines Inc. Project), AMT:
                NR*       B1        8,000    6.25% due 6/01/2019                                                   7,069
                NR*       B1        5,300    6.30% due 4/01/2023                                                   4,666

                                            Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds
                                            (Tucson Electric Power Company Project):
                B+        Ba3       6,600    Series B, 6% due 9/01/2029                                            5,782
                B+        Ba3       2,500    Series C, 6% due 9/01/2029                                            2,190


California      AAA       Aaa       8,900   California State University and Colleges, Student Union
--2.6%                                      Revenue Bonds (Chico), Series B, 4.375% due 11/01/2028 (e)             6,908

                BBB+      Baa1      5,000   California Statewide Communities Development Authority, COP
                                            (Catholic Healthcare West), 6% due 7/01/2009                           4,921

                AAA       Aaa       9,300   San Francisco, California, City and County Airport Commission,
                                            International Airport Revenue Refunding Bonds, Second Series,
                                            Issue 20, 4.50% due 5/01/2026 (e)                                      7,444


Colorado--2.6%                              Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                            Series D:
                BBB+      Aaa         700    7.75% due 11/15/2001 (b)                                                744
                BBB+      Baa1      8,000    7.75% due 11/15/2013                                                  9,221

                NR*       NR*       5,000   Denver, Colorado, Urban Renewal Authority, Tax Increment
                                            Revenue Bonds (Pavilions), AMT, 7.75% due 9/01/2016                    5,289

                                            Metropolitan Football Stadium District, Colorado, Sales Tax
                                            Revenue Bonds, Series A (e):
                AAA       Aaa       3,700    5.22%** due 1/01/2011                                                 2,026
                AAA       Aaa       2,000    5.30%** due 1/01/2012                                                 1,027

                                            Mountain Village Metropolitan District, Colorado, San Miguel
                                            County, GO, Refunding:
                NR*       NR*         240    7.95% due 12/01/2002 (b)                                                259
                NR*       NR*         945    7.95% due 12/01/2003                                                    983


Connecticut     BB+       Ba1      35,000   Connecticut State Development Authority, PCR, Refunding
--4.6%                                      (Connecticut Light and Power Company), Series A, 5.85% due
                                            9/01/2028                                                             31,486

                NR*       B1        2,445   New Haven, Connecticut, Facility Revenue Bonds (Hill Health
                                            Corporation Project), 9.25% due 5/01/2017                              2,548


District of     A1+       VMIG1++   5,350   District of Columbia, GO (General Fund Recovery), VRDN, Series
Columbia--0.7%                              B-2, 6.10% due 6/01/2003 (a)                                           5,350


Florida--1.3%   AAA       Aaa      10,000   Hillsborough County, Florida, School Board, COP, Refunding
                                            (Master Lease Program), Series A, 5.375% due 7/01/2021 (e)             9,392


Georgia--1.9%   AAA       Aaa      12,140   Atlanta, Georgia, Airport Revenue Refunding Bonds, Series A,
                                            5.875% due 1/01/2016 (h)                                              12,391

                BBB-      Baa2      1,700   Effingham County, Georgia, Development Authority, Solid Waste
                                            Disposal Revenue (Fort James Project), AMT, 5.625% due 7/01/2018       1,524


Idaho--0.4%     AA        NR*       2,655   Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds,
                                            AMT, Senior Series C-2, 7.15% due 7/01/2023                            2,709


Illinois--3.9%  AAA       Aaa      10,000   Chicago, Illinois, GO, Series A, 6.75% due 1/01/2035 (h)              10,781
                NR*       Aaa       2,760   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series B,
                                            7.625% due 9/01/2027 (f)(g)(l)                                         3,006

                BBB+      Baa1      2,750   Illinois Development Finance Authority, PCR, Refunding
                                            (Illinois Power Company Project), Series A, 7.375% due
                                            7/01/2021                                                              2,906

                NR*       NR*       2,500   Illinois Educational Facilities Authority, Revenue Refunding
                                            Bonds (Chicago Osteopathic Health System), 7.25% due
                                            11/15/2019 (b)                                                         2,891

                AAA       Aaa       8,000   Metropolitan Pier and Exposition Authority, Illinois,
                                            Hospitality Facilities Revenue Bonds (McCormick Place
                                            Convention Center), 7% due 7/01/2026 (i)                               9,156


Indiana--0.5%   BBB+      Baa1      3,500   East Chicago, Indiana, Solid Waste Disposal Revenue Bonds
                                            (USG Corporation Project), AMT, 6.375% due 8/01/2029                   3,333


Kentucky--0.6%  BBB-      Baa3        500   Kenton County, Kentucky, Airport Board, Airport Revenue
                                            Bonds (Special Facilities-Delta Airlines Project), AMT,
                                            Series A, 6.125% due 2/01/2022                                           469

                NR*       NR*       4,000   Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                            (TJ International Project), AMT, 7% due 6/01/2024                      4,071


Louisiana       NR*       A3       20,000   Lake Charles, Louisiana, Harbor and Terminal District, Port
--6.9%                                      Facilities Revenue Refunding Bonds (Trunkline Long Company
                                            Project), 7.75% due 8/15/2022                                         21,409

                AAA       Aaa      11,100   Louisiana State, GO, Series A, 6% due 5/15/2014 (e)                   11,394

                CC        NR*      20,000   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                            Company Project), 6.50% due 1/01/2017                                 18,850


Maryland--1.0%  NR*       NR*       7,050   Maryland State Energy Financing Administration, Limited
                                            Obligation Revenue Bonds (Cogeneration--AES Warrior Run), AMT,
                                            7.40% due 9/01/2019                                                    7,185


Massachusetts   BBB+      A3        2,500   Massachusetts State Development Finance Agency, Revenue
--2.4%                                      Refunding Bonds (Boston University), Series P, 5.45% due
                                            5/15/2059                                                              2,114

                A         NR*      11,500   Massachusetts State Health and Educational Facilities
                                            Authority Revenue Bonds (Schepens Eye Research Project),
                                            Series A, 6.50% due 7/01/2028                                         11,672

                NR*       Ba2       5,220   Massachusetts State Health and Educational Facilities
                                            Authority, Revenue Refunding Bonds (Bay Cove Human Services
                                            Issue), Series A, 5.90% due 4/01/2028                                  4,137


MuniYield Fund, Inc., April 30, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
                S&P       Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                                 Value
Michigan        BBB       Ba1      $1,000   Michigan State Strategic Fund, Limited Obligation Revenue
--3.0%                                      Bonds (Waste Management Inc. Project), AMT, 6.625% due
                                            12/01/2012                                                          $    965

                A1        VMIG1++   2,800   Royal Oak, Michigan, Hospital Finance Authority, Hospital
                                            Revenue Bonds (William Beaumont Hospital), VRDN, Series J,
                                            5.40% due 1/01/2003 (a)                                                2,800

                AAA       Aaa      20,000   Wayne Charter County, Michigan, Airport Revenue Bonds
                                            (Detroit Metropolitan-Wayne County Airport), AMT, Series A,
                                            5.375% due 12/01/2016 (e)                                             18,857


Minnesota       AA+       Aa2       2,465   Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT,
--0.3%                                      Series A, 7.05% due 7/01/2022                                          2,497


Mississippi     A         A2       18,000   Lowndes County, Mississippi, Solid Waste Disposal and PCR,
--3.3%                                      Refunding (Weyerhaeuser Company Project), Series A, 6.80%
                                            due 4/01/2022                                                         19,393

                BBB-      Ba1       5,650   Mississippi Business Finance Corporation, Mississippi, PCR,
                                            Refunding (System Energy Resources Inc. Project), 5.90% due
                                            5/01/2022                                                              4,901


Missouri--0.6%  AAA       NR*       4,310   Missouri State Housing Development Commission, S/F Mortgage
                                            Revenue Bonds, Homeownership, AMT, Series B, 7.55% due
                                            9/01/2027 (f)(g)                                                       4,508


Nevada--1.0%                                Clark County, Nevada, IDR, Refunding (Nevada Power Company
                                            Project):
                BBB       NR*       3,500    AMT, Series B, 5.90% due 10/01/2030                                   3,029
                BBB       NR*       5,000    Series C, 5.50% due 10/01/2030                                        4,130


New Jersey      BBB-      NR*       3,000   New Jersey EDA, Revenue Bonds, First Mortgage (Fellowship
--4.2%                                      Village Project), Series C, 5.50% due 1/01/2028                        2,305

                                            New Jersey EDA, Special Facility Revenue Bonds (Continental
                                            Airlines Inc. Project), AMT:
                BB        Ba2      20,430    6.25% due 9/15/2019                                                  18,959
                BB        Ba2      10,000    5.50% due 4/01/2028                                                   8,006

                BBB-      Baa3      3,000   New Jersey Health Care Facilities Financing Authority, Revenue
                                            Refunding Bonds (Saint Elizabeth Hospital Obligation Group),
                                            6% due 7/01/2027                                                       2,370


New             NR*       Baa3     14,500   Farmington, New Mexico, PCR, Series B, 5.80% due 4/01/2022            12,829
Mexico--1.7%


New York        AAA       Aaa       2,675   Dutchess County, New York, Resource Recovery Agency Revenue
--11.7%                                     Bonds (Solid Waste System), Series A, 5.25% due 1/01/2011 (e)          2,634

                AAA       Aaa       5,000   Long Island Power Authority, New York, Electric System Revenue
                                            Refunding Bonds, Series A, 5.25% due 12/01/2026 (c)                    4,492

                NR*       Aaa       5,595   Metropolitan Transportation Authority, New York, Commuter
                                            Facilities Revenue Bonds, RITR, Series 9, 6.10% due 7/01/2006
                                            (b)(h)(k)                                                              6,357

                NR*       A         5,500   New York City, New York, City IDA, Special Facilities Revenue

                                            Bonds, RITR, AMT, Series RI-5, 6.495% due 1/01/2024 (k)                5,451
                AAA       Aaa      13,130   New York City, New York, City Municipal Water Finance Authority,
                                            Water and Sewer System Revenue Refunding Bonds, Series D, 4.75%
                                            due 6/15/2025 (e)                                                     10,865

                                            New York City, New York, City Transitional Finance Authority
                                            Revenue Bonds, Future Tax Secured, Series B:
                AA        Aa3       6,805    6.25% due 11/15/2017                                                  7,169
                AA        Aa3       6,405    6.25% due 11/15/2018                                                  6,713

                                            New York City, New York, GO, Refunding, Series B (b):
                A-        A3        1,555    7.75% due 2/01/2002                                                   1,652
                A-        A3        1,150    7.75% due 2/01/2002                                                   1,221

                A-        Aaa         385   New York City, New York, GO, Series C, Sub-Series C-1, 7.50%
                                            due 8/01/2002 (b)                                                        412

                                            New York State Dormitory Authority, Revenue Refunding Bonds (e):
                AAA       Aaa       2,545    (Hamilton College), 4.75% due 7/01/2017                               2,214
                AAA       Aaa       9,750    (State University Educational Facilities), Series A, 4.75%
                                             due 5/15/2025                                                         8,060

                                            New York State Dormitory Authority, State University Educational
                                            Facilities Revenue Refunding Bonds, Series 1989 (e):
                AAA       NR*       7,500    6% due 5/15/2015                                                      7,800
                AAA       NR*       3,750    6% due 5/15/2016                                                      3,883

                NR*       Aa1      17,525   New York State Environmental Facilities Corporation, PCR,
                                            Refunding, RITR, Series RI-1, 6.095% due 6/15/2014 (k)                18,199


North           BBB       Baa3      4,750   North Carolina Eastern Municipal Power Agency, Power System
Carolina--0.6%                              Revenue Bonds, Series D, 6.75% due 1/01/2026                           4,778


Ohio--3.7%      NR*       Baa3      5,500   Franklin County, Ohio, Hospital Revenue Bonds (Doctors of Ohio
                                            Health Corp.), Series A, 5.60% due 12/01/2028                          3,954

                BBB+      Baa1     25,000   Ohio State Solid Waste Disposal Revenue Bonds (USG Corporation
                                            Project), AMT, 5.60% due 8/01/2032                                    21,325

                AAA       Aaa       2,405   Toledo, Ohio, Sewer System Revenue Refunding & Improvement
                                            Bonds, Mortgage, 4.75% due 11/15/2017 (e)                              2,103


Oklahoma--0.5%  AAA       NR*       3,250   Holdenville, Oklahoma, Industrial Authority, Correctional
                                            Facility Revenue Bonds, 6.70% due 7/01/2006 (b)(j)                     3,525


Oregon--2.9%    AAA       Aaa      14,000   Oregon Health Sciences University Revenue Refunding Bonds,
                                            Series A, 5.16%** due 7/01/2021 (e)                                    4,029

                                            Oregon State Department of Administrative Services, COP,
                                            Series A (c):
                AAA       Aaa       4,405    6% due 5/01/2015                                                      4,574
                AAA       Aaa       3,500    6% due 5/01/2016                                                      3,617

                AAA       Aaa      10,000   Portland, Oregon, Sewer System Revenue Refunding Bonds,
                                            Series A, 5% due 6/01/2014 (h)                                         9,439


Pennsylvania    A         NR*       2,425   Berks County, Pennsylvania, Municipal Authority, College
--7.3%                                      Revenue Refunding Bonds (Alvernia College Project), 6% due
                                            11/15/2018                                                             2,369

                AAA       Aaa       5,000   Lehigh County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania
                                            Power and Light Company Project), Series B, 6.40% due
                                            9/01/2029 (e)                                                          5,120

                BBB       Baa       9,675   Pennsylvania Convention Center Authority, Revenue Refunding
                                            Bonds, Series A, 6.70% due 9/01/2014                                   9,980

                NR*       NR*      10,330   Pennsylvania Economic Development Financing Authority, Exempt
                                            Facilities Revenue Bonds (National Gypsum Company), AMT,
                                            Series A, 6.25% due 11/01/2027                                         9,390

                AA+       Aa2       5,175   Pennsylvania HFA, S/F Mortgage Refunding Bonds, AMT, Series 42,
                                            6.85% due 4/01/2025                                                    5,331

                AAA       Aaa      16,270   Pennsylvania State Higher Educational Facilities Authority,
                                            Health Services Revenue Refunding Bonds (Allegheny Delaware
                                            Valley Obligation), Series C, 5.875% due 11/15/2016 (e)               16,244

                                            Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                            Commercial Development:
                NR*       NR*       3,650    (Days Inn), Series B, 6.50% due 10/01/2027                            3,462
                NR*       NR*       3,000    (Doubletree), Series A, 6.50% due 10/01/2027                          2,846


MuniYield Fund, Inc., April 30, 2000


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in Thousands)
                S&P       Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                                Value
South           BBB+      Baa1     $2,500   Richland County, South Carolina, PCR, Refunding (Union
Carolina--0.6%                              Camp Corporation Project), Series C, 6.55% due 11/01/2020           $  2,494

                NR*       NR*       2,135   South Carolina Jobs EDA, Health Facilities Revenue Refunding
                                            Bonds (First Mortgage-Lutheran Homes), 5.70% due 5/01/2026             1,695


South           BBB+      Baa3        900   South Dakota State Health and Educational Facilities
Dakota--0.1%                                Authority, Revenue Refunding Bonds (Prairie Lakes), 7.25%
                                            due 4/01/2022                                                            910


Tennessee--2.8%                             Elizabethton, Tennessee, Health and Educational Facilities
                                            Board, Hospital Revenue Refunding and Improvement Bonds,
                                            First Mortgage, Series B (e):
                AAA       Aaa       2,005    6% due 7/01/2011                                                      2,089
                AAA       Aaa       2,125    6% due 7/01/2012                                                      2,211
                AAA       Aaa       2,255    6.25% due 7/01/2013                                                   2,394
                AAA       Aaa       2,395    6.25% due 7/01/2014                                                   2,539

                NR*       NR*       3,000   Hardeman County, Tennessee, Correctional Facilities Corporation
                                            Revenue Bonds, 7.75% due 8/01/2017                                     3,067

                                            Johnson City, Tennessee, Health and Educational Facilities
                                            Board, Hospital Revenue Refunding Bonds, First Mortgage (Mountain
                                            States Health), Series A (e):
                AAA       Aaa       1,960    6% due 7/01/2011                                                      2,042
                AAA       Aaa       2,875    6% due 7/01/2012                                                      2,991
                AAA       Aaa       3,465    6.25% due 7/01/2015                                                   3,667


Texas--8.1%                                 Gregg County, Texas, Health Facilities Development Corporation,
                                            Hospital Revenue Bonds (Good Shepherd Medical Center Project):
                AA        NR*       3,000    6.875% due 10/01/2020                                                 3,161
                AA        NR*       2,000    6.375% due 10/01/2025                                                 2,006

                AA-       Aa3       5,000   Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste
                                            Disposal Facility Revenue Bonds (E. I. du Pont de Nemours and
                                            Company Project), AMT, 6.40% due 4/01/2026                             5,095

                A1+       NR*         100   Harris County, Texas, Health Facilities Development Corporation,
                                            Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN,
                                            5.80% due 12/01/2025 (a)                                                 100

                                            Houston, Texas, Airport System Revenue Bonds (Special Facilities-
                                            Continental Airlines), AMT:
                BB        Ba1      10,300    Series B, 6.125% due 7/15/2017                                        9,310
                BB        Ba1       9,700    Series C, 6.125% due 7/15/2027                                        8,462

                                            Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                            Semiconductor), AMT:
                BB        Baa3      6,500    6.375% due 4/01/2027                                                  6,014
                BB        Baa3      4,000    6.95% due 4/01/2030                                                   3,970

                AA        Aa1      20,000   San Antonio, Texas, Electric and Gas Revenue Refunding Bonds,
                                            Series A, 5.25% due 2/01/2015                                         19,070

                                            San Antonio, Texas, Water Revenue Refunding Bonds:
                AA-       Aa3       1,000    5.875% due 5/15/2016                                                  1,015
                AA-       Aa3       2,430    5.875% due 5/15/2017                                                  2,457


Utah--0.5%      NR*       NR*       3,900   Carbon County, Utah, Solid Waste Disposal Revenue Refunding
                                            Bonds (Laidlaw Environmental), AMT, Series A, 7.45% due
                                            7/01/2017                                                              3,507

                AAA       NR*         555   Utah State, HFA, S/F Mortgage Revenue Bonds, AMT, Senior-
                                            Series E-2, 7.15% due 7/01/2024 (d)                                      565


Virginia--6.4%  NR*       NR*       7,030   Dulles Town Center, Virginia, Community Development Authority,
                                            Special Assessment Tax (Dulles Town Center Project), 6.25%
                                            due 3/01/2026                                                          6,526

                AA        Aa2      10,515   Fairfax County, Virginia, Water Authority, Revenue Refunding
                                            Bonds, 6% due 4/01/2022                                               10,659

                NR*       NR*       8,650   Peninsula Ports Authority, Virginia, Revenue Refunding Bonds
                                            (Port Facility-Zeigler Coal), 6.90% due 5/02/2022                      7,060

                NR*       NR*       1,000   Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds,
                                            Exempt-Facility, AMT, Series A, 7.55% due 1/01/2019                    1,020

                                            Pocahontas Parkway Association, Virginia, Toll Road Revenue
                                            Bonds:
                BBB-      Baa3     16,600    Senior Series A, 5.50% due 8/15/2028                                 13,601
                BBB-      Baa3      9,100    Senior Series B, 5.90%** due 8/15/2019                                2,337
                BBB-      Baa3     12,840    Senior Series B, 7.35%** due 8/15/2029                                1,594

                AA+       Aa1       5,125   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                            Series A, 7.10% due 1/01/2025                                          5,208


West            NR*       NR*       3,000   Upshur County, West Virginia, Solid Waste Disposal Revenue
Virginia--0.4%                              Bonds (TJ International Project), AMT, 7% due 7/15/2025                3,049


Wisconsin--0.3% AA        NR*       2,760   Wisconsin State Health and Educational Facilities Authority
                                            Revenue Bonds (Howard Young Medical Center Inc. Project),
                                            5.125% due 8/15/2028                                                   2,251


                Total Investments (Cost--$743,593)--97.6%                                                        727,954

                Other Assets Less Liabilities--2.4%                                                               18,181
                                                                                                                --------
                Net Assets--100.0%                                                                              $746,135
                                                                                                                ========


             (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
             (b)Prerefunded.
             (c)AMBAC Insured.
             (d)FHA Insured.
             (e)MBIA Insured.
             (f)FNMA Collateralized.
             (g)GNMA Collateralized.
             (h)FGIC Insured.
             (i)Escrowed to maturity.
             (j)Connie Lee Insured.
             (k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
             (l)FHLMC Collateralized.
               *Not Rated.
              **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
              ++Highest short-term rating by Moody's Investors Service, Inc.

                See Notes to Financial Statements.


MuniYield Fund, Inc., April 30, 2000


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 2000
Assets:             Investments, at value (identified cost--$743,592,522)                                   $727,953,920
                    Cash                                                                                          79,614
                    Receivables:
                      Interest                                                             $ 12,516,997
                      Securities sold                                                         8,571,743       21,088,740
                                                                                           ------------
                    Prepaid expenses and other assets                                                             23,883
                                                                                                            ------------
                    Total assets                                                                             749,146,157
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    2,008,024
                      Dividends to shareholders                                                 602,882
                      Investment adviser                                                        288,587        2,899,493
                                                                                           ------------
                    Accrued expenses                                                                             111,362
                                                                                                            ------------
                    Total liabilities                                                                          3,010,855
                                                                                                            ------------

Net Assets:         Net assets                                                                              $746,135,302
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.05 per share (10,000
                      shares of AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $250,000,000
                      Common Stock, par value $.10 per share (38,317,103
                      shares issued and outstanding)                                       $  3,831,710
                    Paid-in capital in excess of par                                        538,873,283
                    Undistributed investment income--net                                      9,296,901
                    Accumulated realized capital losses on investments--net                 (29,207,291)
                    Accumulated distributions in excess of realized capital
                    gains on investments--net                                               (11,020,699)
                    Unrealized depreciation on investments--net                             (15,638,602)
                                                                                           ------------
                    Total--Equivalent to $12.95 net asset value per share of
                    Common Stock (market price--$11.875)                                                     496,135,302
                                                                                                            ------------
                    Total capital                                                                           $746,135,302
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 2000
Investment          Interest and amortization of premium and discount earned                                $ 23,476,655
Income:

Expenses:           Investment advisory fees                                               $  1,857,483
                    Commission fees                                                             313,306
                    Transfer agent fees                                                          84,042
                    Accounting services                                                          51,030
                    Professional fees                                                            45,659
                    Custodian fees                                                               26,647
                    Directors' fees and expenses                                                 22,263
                    Listing fees                                                                 20,361
                    Printing and shareholder reports                                             18,403
                    Pricing fees                                                                  8,750
                    Other                                                                        26,047
                                                                                           ------------
                    Total expenses                                                                             2,473,991
                                                                                                            ------------
                    Investment income--net                                                                    21,002,664
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                        (29,207,291)
Unrealized          Change in unrealized depreciation on investments--net                                     20,029,648
Gain (Loss) on                                                                                              ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 11,825,021
--Net:                                                                                                      ============

                    See Notes to Financial Statements.


MuniYield Fund, Inc., April 30, 2000


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Six        For the
                                                                                          Months Ended      Year Ended
                                                                                           April 30,       October 31,
                    Increase (Decrease) in Net Assets:                                        2000             1999
Operations:         Investment income--net                                                 $ 21,002,664     $ 42,576,230
                    Realized loss on investments--net                                       (29,207,291)        (545,814)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         20,029,648      (89,396,899)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                          11,825,021      (47,366,483)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (16,905,506)     (36,119,916)
Shareholders:         Preferred Stock                                                        (4,814,546)      (6,368,964)
                    Realized gain on investments--net:
                      Common Stock                                                                   --      (14,409,079)
                      Preferred Stock                                                                --       (1,619,668)
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --       (9,906,186)
                      Preferred Stock                                                                --       (1,113,516)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (21,720,052)     (69,537,329)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders
Transactions:       in reinvestment of dividends and distributions                                   --       11,711,691
                                                                                           ------------     ------------

Net Assets:         Total decrease in net assets                                             (9,895,031)    (105,192,121)
                    Beginning of period                                                     756,030,333      861,222,454
                                                                                           ------------     ------------
                    End of period*                                                         $746,135,302     $756,030,333
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  9,296,901     $ 10,014,289
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived            For the Six
from information provided in the financial statements.               Months Ended
                                                                      April 30,       For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999      1998      1997      1996
Per Share           Net asset value, beginning of period              $  13.21   $  16.27  $  16.09  $  15.68   $  15.47
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .55       1.12      1.19      1.24       1.26
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.24)     (2.34)      .49       .65        .23
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .31      (1.22)     1.68      1.89       1.49
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.44)      (.95)     (.97)    (1.00)     (1.04)
                      Realized gain on investments--net                     --       (.38)     (.26)     (.22)        --
                      In excess of realized gain on investments
                      --net                                                 --       (.27)       --      (.01)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.44)     (1.60)    (1.23)    (1.23)     (1.04)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.13)      (.17)     (.18)     (.20)      (.24)
                        Realized gain on investments--net                   --       (.04)     (.09)     (.05)        --
                        In excess of realized gain on invest-
                        ments--net                                          --       (.03)        --       --++++     --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.13)      (.24)     (.27)     (.25)      (.24)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  12.95   $  13.21  $  16.27  $  16.09   $  15.68
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $ 11.875   $ 12.875  $ 16.875  $ 15.875   $ 14.875
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     (4.30%)+++(15.35%)   14.74%    15.56%     10.88%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   1.71%+++  (9.92%)    9.15%    11.11%      8.61%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses***                                    1.00%*      .93%      .89%      .91%       .92%
Average Net                                                           ========   ========  ========  ========   ========
Assets of           Total investment income--net***                      8.47%*     7.42%     7.43%     7.81%      8.06%
Common Stock:                                                         ========   ========  ========  ========   ========
                    Amount of dividends to Preferred Stock
                    shareholders                                         1.94%*     1.11%     1.10%     1.28%      1.57%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net, to Common Stock
                    shareholders                                         6.53%*     6.31%     6.33%     6.53%      6.49%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses                                        .66%*      .65%      .63%      .64%       .64%
Total Average Net                                                     ========   ========  ========  ========   ========
Assets:***++        Total investment income--net                         5.64%*     5.17%     5.26%     5.48%      5.64%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Dividends to Preferred Stock shareholders            3.86%*     2.55%     2.66%     3.02%      3.63%
Average Net                                                           ========   ========  ========  ========   ========
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end
Data:               of period (in thousands)                          $496,135   $506,030  $611,222  $596,320   $581,124
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $250,000   $250,000  $250,000  $250,000   $250,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  50.35%     78.42%    91.63%   111.45%     96.74%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  2,985   $  3,024  $  3,445  $  3,385   $  3,324
                                                                      ========   ========  ========  ========   ========

Dividends           Series A--Investment income--net                  $    492   $    588  $    694  $    747   $    894
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    516   $    595  $    687  $    751   $    897
Outstanding:                                                          ========   ========  ========  ========   ========
                    Series C--Investment income--net                  $    454   $    687  $    643  $    763   $    998
                                                                      ========   ========  ========  ========   ========
                    Series D--Investment income--net                  $    456   $    694  $    637  $    762   $    888
                                                                      ========   ========  ========  ========   ========
                    Series E--Investment income--net                  $    487   $    627  $    656  $    752   $    875
                                                                      ========   ========  ========  ========   ========



                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Includes Common and Preferred Stock average net assets.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



MuniYield Fund, Inc., April 30, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2000 were $368,663,632 and $377,782,671, respectively.

Net realized losses for the six months ended April 30, 2000 and net unrealized losses as of April 30, 2000 were as follows:

                                   Realized       Unrealized
                                    Losses          Losses

Long-term investments            $(27,784,965)  $(15,638,602)
Financial futures contracts        (1,422,326)            --
                                 ------------   ------------
Total                            $(29,207,291)  $(15,638,602)
                                 ============   ============


As of April 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $15,638,602, of which $12,495,843 related to appreciated securities and $28,134,445 related to depreciated securities. The aggregate cost of investments at April 30, 2000 for Federal income tax purposes was $743,592,522.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2000 remained constant and during the year ended October 31, 1999 increased by 742,979 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2000 were as follows: Series A, 3.85%; Series B, 4.10%; Series C, 4.00%; Series D, 4.00%; and Series E, 4.60%.

Shares issued and outstanding during the six months ended April 30, 2000 and during the year ended October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $129,733 as commissions.

5. Capital Loss Carryforward:
At October 31, 1999, the Fund had a net capital loss carryforward of approximately $6,930,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On May 5, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.071400 per share, payable on May 30, 2000 to shareholders of record as of May 16, 2000.



MuniYield Fund, Inc., April 30, 2000


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 2000 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    28.6%
AA/Aa                                      12.5
A/A                                         8.7
BBB/Baa                                    20.5
BB/Ba                                      11.9
B/B                                         1.9
CC/Ca                                       2.5
NR (Not Rated)                              9.0
Other++                                     2.0


++Temporary investments in short-term municipal securities.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100Church Street
New York, NY 10286

NYSE Symbol
MYD


Robert R. Martin, Director of MuniYield Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Martin well in his retirement.